EXHIBIT 32.2


                           SECTION 1350 CERTIFICATION


     In connection with the Quarterly Report of Madison Explorations, Inc. (the "Company") on Form 10-QSB for the quarter ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joel Haskins, Chief Financial Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 14, 2006



                                        By: /s/ JOEL HASKINS
                                            _____________________________
                                                Joel Haskins
                                                Chief Financial Officer
                                                and Director